REPORT OF
INDEPENDENT
REGISTERED
PUBLIC
ACCOUNTING FIRM



The Board of Trustees
and Shareholders
Roge Partners Fund
Bohemia, New York


In planning and performing
our audit of the financial
statements of Roge
Partners Fund as of and for
the year ended June 30,
2013, in accordance with
the standards of the Public
Company Accounting
Oversight Board (United
States), we considered their
internal control over
financial reporting,
including control activities
for safeguarding securities,
as a basis for designing our
auditing procedures for the
purpose of expressing our
opinion on the financial
statements and to comply
with the requirements of
Form N-SAR, but not for
the purpose of expressing
an opinion on the
effectiveness of the Fund's
internal control over
financial reporting.
Accordingly, we express
no such opinion.

The management of the
Fund is responsible for
establishing and
maintaining effective
internal control over
financial reporting.   In
fulfilling this
responsibility, estimates
and judgments by
management are required
to assess the expected
benefits and related costs
of controls.   A company's
internal control over
financial reporting is a
process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
purposes in accordance
with generally accepted
accounting principles.   A
company's internal control
over financial reporting
includes those policies and
procedures that (1) pertain
to the maintenance of
records that, in reasonable
detail, accurately and fairly
reflect the transactions and
dispositions of the assets of
the company; (2) provide
reasonable assurance that
transactions are recorded as
necessary to permit
preparation of financial
statements in accordance
with generally accepted
accounting principles, and
that receipts and
expenditures of the
company are being made
only in accordance with
authorizations of
management and directors
of the company; and (3)
provide reasonable
assurance regarding
prevention or timely
detection of unauthorized
acquisition, use or
disposition of a company's
assets that could have a
material effect on the
financial statements.

Because of inherent
limitations, internal control
over financial reporting
may not prevent or detect
misstatements.   Also,
projections of any
evaluation of effectiveness
to future periods are
subject to the risk that
controls may become
inadequate because of
changes in conditions, or
that the degree of
compliance with the
policies or procedures may
deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or employees,
in the normal course of
performing their assigned
functions, to prevent or
detect misstatements on a
timely basis.  A material
weakness is a deficiency,
or combination of
deficiencies, in internal
control over financial
reporting, such that there is
a reasonable possibility
that a material
misstatement of the
company's annual or
interim financial statements
will not be prevented or
detected on a timely basis.





The Board of Trustees
and Shareholders
Roge Partners Fund
Bohemia, New York





Our consideration of the
Fund's internal control
over financial reporting
was for the limited
purpose described in the
first paragraph and
would not necessarily
disclose all deficiencies
in internal control that
might be material
weaknesses under
standards established by
the Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
Fund's internal control
over financial reporting
and its operation,
including controls for
safeguarding securities,
which we consider to be
material weaknesses, as
defined above, as of
June 30, 2013.

This report is intended
solely for the
information and use of
management,
Shareholders and Board
of Trustees of Roge
Partners Fund and the
Securities and
Exchange Commission,
and is not intended to be
and should not be used
by anyone other than
these specified parties.






	TAIT
, WELLER &
BAKER LLP

Philadelphia,
Pennsylvania
August 26, 2013